UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

22 Soho Square, London, W1D 4NS, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 26, 2021, EdtechX Holdings Acquisition Corp. II (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“NASDAQ”) indicating that the Company is not in compliance with Listing Rule 5250(c)(1) because the Company has failed to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Delinquent Report”).

The Notice stated that no later than July 26, 2021, the Company is required to submit a plan to regain compliance with respect to the filing of the Delinquent Report. If NASDAQ accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Delinquent Report (or until November 22, 2021) to regain compliance.

The Company is continuing to work diligently to complete the Delinquent Report. If the Company is unable to file the Delinquent Report by July 26, 2021, it intends to file a plan to regain compliance with NASDAQ. This notification has no immediate effect on the listing of the Company's shares on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer

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